Exhibit 99.2

Corporate Presentation JUNE 2025

2 This presentation (together with any other statements or information that we may make in connection herewith) contains forward - looking statements with respect to Kiniksa Pharmaceuticals International, plc (and its consolidated subsidiaries, collectively, unless context otherwise requires, “Kiniksa,” “we,” “us” or “our”). In some cases, you can identify forward looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “goal,” “design,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “strategy,” or “continue” or the negative of these terms or other similar expressions, although not all forward - looking statements contain these identifying words. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward - looking statements, including without limitation, statements regarding our strategy; potential value drivers; potential indications; potential market opportunities and competitive position; ongoing, planned and potential clinical trials and other studies; timing and potential impact of clinical data; regulatory and other submissions, applications and approvals; commercial strategy and commercial activities; expected run rate for our cash, cash equivalents and short - term investments; expected funding of our operating plan; financial guidance; and capital allocation. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward - looking statements, including, without limitation: delays or difficulty in enrollment of patients in, and activation or continuation of sites for, our clinical trials; delays or difficulty in completing our clinical trials as originally designed; potential for changes between final data and any preliminary, interim, top - line or other data from clinical trials; our inability to replicate results from our earlier clinical trials or studies; impact of additional data from us or other companies, including the potential for our data to produce negative, inconclusive or commercially uncompetitive results; potential undesirable side effects caused by our products and product candidates; our inability to demonstrate safety and efficacy to the satisfaction of applicable regulatory authorities; potential for applicable regulatory authorities to not accept our filings, delay or deny approval of any of our product candidates or require additional data or trials to support approval; our reliance on third parties as the sole source of supply of the drug substance and drug product used in our products and product candidates; raw material, important ancillary product and drug substance and/or drug product shortages; our reliance on third parties to conduct research, clinical trials, and/or certain regulatory activities for our product candidates; complications in coordinating requirements, regulations and guidelines of regulatory authorities across jurisdictions for our clinical trials; business development activities and their impact on our financial performance and strategy; changes in our operating plan, business development strategy or funding requirements; existing or new competition and the impact of global economic policy, including any uncertainty in national and international markets. These and the important factors discussed in our filings with the U.S. Securities and Exchange Commission, including under the caption “Risk Factors” contained therein could cause actual results to differ materially from those indicated by the forward - looking statements made in this presentation. These forward - looking statements reflect various assumptions of Kiniksa's management that may or may not prove to be correct. No forward - looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements. Except as otherwise indicated, this presentation speaks as of the date of this presentation. We undertake no obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates, projections, and/or other information regarding our industry, our business and the markets for certain of our product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, clinical trials, studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. ARCALYST is a registered trademark of Regeneron Pharmaceuticals, Inc. Kiniksa OneConnect is a trademark of Kiniksa Pharmaceuticals. All other trademarks are the property of their respective owners. Forward Looking Statements

3 Addressing Unmet Need is at the Heart of What We Do Building on our successful foundation by prioritizing development of novel therapies for cardiovascular indications Current operating plan expected to remain cash flow positive on an annual basis 1) As of year - end 2024. Advancing Clinical Portfolio Developing KPL - 387 in recurrent pericarditis KPL - 387 Phase 2/3 trial to initiate in mid - 2025 ; Phase 2 data expected in 2H 2026 IND - enabling activities with KPL - 1161 Maintaining Strong Financial Position Q1 2025 cash reserves of ~$268M Thoughtful capital allocation Financial strength provides capacity to continue investing in additional value creation Established leadership in recurrent pericarditis market Continued growth potential with only ~13% penetration into target population 1 Expected 2025 ARCALYST revenue of $590 - $605M

Innovative Portfolio of Commercial and Clinical-Stage Assets

Developing novel therapies for diseases with unmet need, prioritizing cardiovascular indications

Program	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Commercial
SPECIALTY CARDIOVASCULAR						
ARCALYST® (rilonacept)[1-3] IL-1α & IL-1β Trap	*Recurrent Pericarditis*					
	Cardiac Sarcoidosis	*Collaborative Study Agreement with Mayo Clinic & The Johns Hopkins University*				
KPL-387 IL-1 Antagonist mAb	*Recurrent Pericarditis*					
KPL-1161 Fc-Modified IL-1 Antagonist mAb	*Undisclosed*					
OTHER (NON-CARDIOVASCULAR)						
Abiprubart Anti-CD40 mAb	*Exploring Strategic Alternatives*					

Program	Licensee	Exclusive Licensed Territory
OUT-LICENSING AGREEMENTS		
ARCALYST (rilonacept) IL-1α & IL-1β Trap	*Huadong Medicine*	*Asia Pacific Region, Excluding Japan*
Vixarelimab Anti-OSMRβ mAb	*Roche and Genentech*	*Worldwide*

KINIKSA

1) Approved in the U.S.; ARCALYST is also approved in the U.S. for cryopyrin-associated periodic syndromes (CAPS) and deficiency of the interleukin-1 receptor antagonist (DIRA); 2) The FDA granted Breakthrough Therapy designation to ARCALYST for recurrent pericarditis in 2019; the FDA granted Orphan Drug exclusivity to ARCALYST in March 2021 for the treatment of recurrent pericarditis and reduction in risk of recurrence in adults and pediatric patients 12 years and older. The European Commission granted Orphan Drug designation to ARCALYST for the treatment of idiopathic pericarditis in 2021; 3) Kiniksa has worldwide rights, excluding the Middle East and North Africa; Kiniksa granted Huadong Medicine exclusive rights in the Asia Pacific Region, excluding Japan.

IL-1α = interleukin-1α; IL-1β = interleukin-1β; IL-1 = interleukin-1; mAb = monoclonal antibody; OSMRβ = oncostatin M receptor beta

4

ARCALYST®

Arcalyst® (rilonacept) For Injection

IL-1α AND IL-1β CYTOKINE TRAP

DISEASE AREA: Recurrent pericarditis[1]; painful and debilitating autoinflammatory cardiovascular disease

COMPETITION[2]: First and only FDA-approved therapy for recurrent pericarditis

REGULATORY: U.S. Orphan Drug exclusivity for treatment of and reduction in risk of recurrence of recurrent pericarditis; European Commission Orphan Drug designation in idiopathic pericarditis

STATUS: FDA-Approved

ECONOMICS: 50/50 split on profit and third-party proceeds

RIGHTS: Kiniksa has worldwide rights[3] (excluding MENA) for all indications outside those in oncology and local administration to the eye or ear

KINIKSA

1) ARCALYST is also approved and marketed for Cryopyrin-Associated Periodic Syndromes (CAPS) and maintenance of remission of Deficiency of Interleukin-1 Receptor Antagonist (DIRA) in the United States; 2) Drugs@FDA: ARCALYST Prescribing Information, Ilaris Prescribing Information, Kineret Prescribing Information; Kaiser et al. Rheumatol Int (2012) 32:295–299; Theodoropoulou et al. Pediatric Rheumatology 2015, 13(Suppl 1):P155; Fleischmann et al, 2017 ACR/ARHP Abstract 1196; Kosloski et al, J of Clin Pharm 2016, 56 (12) 1582-1590; Cohen et al. Arthritis Research & Therapy 2011, 13:R125; Cardiel et al. Arthritis Research & Therapy 2010, 12:R192; Hong et al. Lancet Oncol 2014, 15: 656-666; 3) Kiniksa granted Huadong Medicine exclusive rights in the Asia Pacific Region, excluding Japan.

IL-1α = interleukin-1α ; IL-1β = interleukin-1β; MENA = Middle East North Africa

5

Pericarditis Epidemiology

Of the 14,000 target population with multiple recurrences, there is a high turnover of ~50% of patients each year, meaning ongoing opportunities to ensure diagnosis and targeted treatment



Multiple Recurrences ~14,000
Recurrent Pericarditis ~40,000
Pericarditis ~160,000

All figures annual period prevalence

Approximately 14,000 recurrent pericarditis patients in the U.S. suffer from persistent underlying disease, with multiple recurrences and inadequate response to conventional therapy[1]

- **~160,000:** Epidemiological analysis using large national surveillance databases to calculate the pooled annualized prevalence of pericarditis ***(Basis for Orphan Drug Designation)[2]***
- **~40,000:** Up to 30% experience at least one recurrence; some recur over multiple years[3,4]
- **~14,000:** Nearly 50% annual turnover with ~7,000 patients entering into the pool each year[5]

KINIKSA

1) Cremer et al. American Journal of Cardiology. 2016;2311-2328; 2) Data on file, Kiniksa Pharmaceuticals; 3) Imazio et al. Circulation. 2005;112:2012-2016; 4) Adler et al. Circulation. 1998;97:2183-2185; 5) Klein A, Cremer P, Kontzias A, et al. US database study of clinical burden and unmet need in recurrent pericarditis. J Am Heart Assoc. 2021; 10:e018950. doi:10.1161/JAHA.120.018950.

6

Role of IL-1α and IL-1β in the Autoinflammatory Cycle of Recurrent Pericarditis

In addition to inflammatory cytokines such as IL-6, promotion and progression of the inflammatory process in pericarditis is due to IL-1α and IL-1β



Pericardial Injury
Pericardial Damage
"Danger Signals"
PAMPs DAMPs
NLRP3 inflammasome
Pericardial Inflammation
↑WBC adhesion
↑monocyte infiltration
↑neutrophil infiltration
↑capillary leak
IL-6
COX
↑CRP
Fever
inactive IL-1β
active IL-1α
active IL-1β
IL-1 receptor

CRP, C-reactive protein; DAMPs, damage-associated molecular patterns; IL, interleukin; PAMPs, pathogen-associated molecular patterns; WBC, white blood cell.

The Autoinflammatory Cycle of Recurrent Pericarditis:
Tissue damage caused by IL-1α and IL-1β in the pericardium stimulates additional IL-1α and IL-1β, thereby creating a cycle of perpetual pericardial inflammation

Brucato A, et al. Int Emerg Med 2018 https://doi.org/10.1007/s11739-018-1907-x
Dinarello CA, et al. Nat Rev Drug Discov 2012;11:633-652

KINIKSA

7

Real-World Evidence of ARCALYST Uptake as a Second Line Therapy

RESONANCE is an ongoing observational registry in up to 500 patients from 29 US sites, collecting real-world data on RP natural history and disease management over a 6-year intensive-observation period

TREATMENT CHOICE OVER TIME IN PATIENTS FAILING ASPIRIN/NONSTEROIDAL ANTI-INFLAMMATORY DRUGS/COLCHICINE (N=113)[1*]

Proportional use of ARCALYST[‡] has increased; *P*=0.0024[§]



PROPORTION OF RECURRENT PERICARDITIS TREATMENT INTENSIFICATION TO ARCALYST
Pre-approval of ARCALYST for RP
Post-approval of ARCALYST for RP
100
90
80
70
60
50
40
30
20
10
0
0%
35% (11/31)
55% (23/42)
60% (18/30)
2020-2021‖
2021¶
2022
2023**

Proportional use of corticosteroids has decreased; *P*=0.0169[†]



PROPORTION OF RECURRENT PERICARDITIS TREATMENT INTENSIFICATION TO CORTICOSTEROIDS
Pre-approval of ARCALYST for RP
Post-approval of ARCALYST for RP
80% (8/10)
48% (15/31)
36% (15/42)
37% (11/30)
2020-2021‖
2021¶
2022
2023**

ARCALYST has increasingly become the 2nd line treatment of choice, after NSAIDs/colchicine, at leading expert centers across the U.S.

*Failing is defined as patients who had to intensify to higher-line therapies, such as csDMARDs, corticosteroids, anakinra, or ARCALYST; †Reference group is 2020-2021; ‡Of 52 patients starting ARCALYST after aspirin/NSAIDs/colchicine, 5 patients utilized steroids as a short-term bridge prior to starting ARCALYST (2 patients in 2021, 2 patients in 2022, 1 patient in 2023); 4 patients (2 patients in 2021, 2 patients in 2023) utilized anakinra as a short-term bridge prior to starting ARCALYST; §Reference group is 2021; ‖Partial year 2021 prior to ARCALYST availability on April 1, 2021; ¶Partial year 2021 after ARCALYST availability after April 1, 2021. **Data censored at last check-in visit.

1) Cremer, PC, Garshick, M, Luis, SA, Raisinghani, A, Weber, B, Parmeswaran, V, Curtis, A, Klein, AL, Paolini, JF. Increased Adoption of IL-1 Pathway Inhibition and the Steroid-Sparing Paradigm Shift: Temporal Trends in Recurrent Pericarditis Treatment from the RESONANCE Patient Registry. Adapted from poster presented at 2024 European Society of Cardiology Congress. London, UK.

8

Commercial Experience Highlights Successful Targeting Strategy with Further Upside Potential

% of Prescriptions by Number of Recurrences[1]

Recurrent Pericarditis Annual Epidemiology: ~40,000


ARCALYST LABEL
14,000 TARGET POPULATION
1ST RECURRENCE
~26,000
2ND RECURRENCE
~7,000
≥3RD RECURRENCE
~7,000
~15%
~40%
~45%

% of ARCALYST Prescriptions[1]

- Majority of ARCALYST prescribing continues to come from 14K target population
- ~15% of prescriptions are for patients in their 1st recurrence

SIGNIFICANT MARKET POTENTIAL



Only ~13% penetration into the 14K target population at the end of Q4 2024

ARCALYST PATIENTS BY FLARE STATUS AT INITIATION[1]



NOT IN ACTIVE FLARE ~20%

IN ACTIVE FLARE ~80%

Sources: Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Magestro M. Annals of Epidemiology. 2019;36:71; Lin D, Majeski C, DerSarkissian M, Magestro M, Cavanaugh C, Laliberte F, Lejune D, Mahendran M, Duh M, Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Mage. (Nov, 2019). Real-World Clinical Characteristics and Recurrence Burden of Patients Diagnosed with Recurrent Pericarditis in the United States. Poster session presented at the American Heart Association, Philadelphia, PA.

1) HCP market research 2024; Kiniksa data on file

KINIKSA

9

Strong ARCALYST Growth Driven by Robust Commercial Execution 10 Year - Over - Year Net Revenue Growth >3,150 Total Prescribers 1 ~820 Repeat Prescribers 1 >90% Payer Approval 1 (% of Completed Cases) ~30 months Average Total Duration of Therapy 1 >85% Patient Compliance 1 Key Revenue Drivers 1) Data since launch through 3/31/2025 $78.9M $42.7M $22.2M Q1 2022 Q1 2023 Q1 2024 Q1 2025 $137.8M ~13% Penetration of Multiple - Recurrence Target Population as of the End of Q4 2024

11 Promote to the full scope of the broad label to identify more patients Ensure positive prescriber experience to support repeat prescribing Support creation of an efficient network of care with regional centers of excellence Educate on data related to duration of disease and treatment to support longer - term persistence on ARCALYST 29% 54% 73% 76% 33% 69% 85% 89% 1st 2nd 4th or More 3rd Recurrence Number 2023 Q1/Q2 2024 Q1/Q2 1) Dong, Klein, Wang. Paradigm Shift in Diagnosis and Targeted Therapy in Recurrent Pericarditis. Springer Nature. 2023.; Klein, Cremer, Kafil. Recurrent Pericarditis A Promising Future for IL - 1 Blockers in Autoinflammatory Phenotypes. Journal of the American College of Cardiology, Editorial Comment. 2023.; Thomas, Bonaventura, Vecchié, et al. Interleukin - 1 blockers for the treatment of recurrent pericarditis: pathophysiology, patient reported outcomes and perspectives. Journal of Cardiovascular Pharmacology. 2023.; Imazio, Mardigyan, Andreis, et al. New developments in the management of recurrent pericarditis. Canadian Journal of Cardiology. 2023.; Kumar, Khubber, Reyaldeen, et al. Advances in Imaging and Targeted Therapies for Recurrent Pericarditis. JAMA Cardiology Review. 2022.; Sushil, Cremer, Raisinghani; 2) HCP Market Research, Q1/Q2 2024; Kiniksa Data on File. Key Executional Priorities to Drive Greater Patient and Physician Adoption 70% 30% 75% 25% 0% 20% 40% 60% 80% 100% % of Prescribers Considering ARCALYST by Recurrence 2 ARCALYST Naïve ARCALYST Prescribers Externally: U.S. thought leaders have introduced treatment paradigms for recurrent pericarditis that recommend IL - 1 antagonists, such as ARCALYST, be used ahead of corticosteroids 1 Our Aim: Continue to drive the evolution of this treatment paradigm Intended Future Use Among Healthcare Providers 2 Decrease Stay the Same Increase

Growth in Total Patients on ARCALYST Therapy

Acceleration in new-to-brand and restart patients offset higher patient stops over time

ARCALYST Patient Flow

New to Brand Patients — Strong steady growth: >3,150 unique prescribers; ~26% of which are repeat prescribers

−

Patient Stops — Increases over time as base of active ARCALYST patients grows with Initial Starts and Restarts

+

Patient Restarts — Increases over time as patient stops increase; currently ~45% after ~8 weeks

=

Active Patients — Increases over time driven by new-to-brand and restart growth; as of Q4 2024, ~13% of 14K multiple recurrence target patient population

Illustrative Patient Flow



Total Active Patients on ARCALYST
New Starts
Patient Restarts
Patient Stops
Launch (2021)
Time

KINIKSA

12

Average Total Duration of ARCALYST Therapy: ~30 Months[1]

Advancing the treatment paradigm to treat continuously throughout disease duration (median 3 years[2])

Average
Initial
Duration of Therapy

~17 Months[1]

Median
Initial
Duration of Therapy

~12 Months[1]



Duration of Continuous Initial Therapy (not including restarts)3
% of Eligible Patients / Relative Size of Cohort
Relative Size of Eligible Patients in Cohort
% of Patients in Each Cohort on Continuous ARCALYST Therapy
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48
Months of Continuous Therapy from First Rilonacept Commercial Shipment

~45%

Of Patients Restarted Therapy Following Initial Discontinuation

(Within ~8 weeks)

~30 Months Average ***Total*** Duration of Therapy After Accounting for Patient Restarts

KINIKSA

1) As of Q1 2025; 2) Lin D, Laliberté F, Majeski C, et al. Disease and economic burden associated with recurrent pericarditis in a privately insured United States population. Adv Ther. 2021;38(10):5127-5143. doi:10.1007/s12325-021-01868-7; 3) Initial continuous therapy is determined to have ended if greater than 28 days elapses beyond the exhaustion date of a patient's most recent days supplied without an observed refill of ARCALYST.

13

Q1 2022 Q1 2025 Q1 2023 Q1 2024 Prescribers with 1 Recurrent Pericarditis Prescription Prescribers with ≥2 Recurrent Pericarditis Prescriptions 14 Total and Repeat Prescribers of ARCALYST for Recurrent Pericarditis Patients • Strong, steady growth in both new and repeat prescribers , supporting long - term growth - potential • Both physicians and patients are gaining positive experiences with ARCALYST as the first and only approved therapy for recurrent pericarditis • Cardiologist market research shows a steady increase in their level of comfort with prescribing biologics • Approximately 50% of all new prescriptions in Q1 2025 came from repeat prescribers The Growing Repeat Prescriber Base is Delivering ~50% of All New Patient Prescriptions ~600 ~1,000 ARCALYST Prescriber Base Growing at an Accelerated Rate 2 Patients 3 Patients ≥4 Patients 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 2024 2024 2025 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 ~70 ~230 ~480 ~820 ~2,000 >400 >3,150 >1,000 ~1,150

Pricing, Access, and Distribution Considerations

Pricing

- ARCALYST list price of $23,846 per month

  Based on first and only FDA-approved therapy for recurrent pericarditis, in-line with specialty biologics with Breakthrough Therapy and Orphan Drug designation

- Helping to ensure **patient affordability** and access to treatment is one of our core principles and to this end, we offer a suite of programs to support affordability to eligible patients who are prescribed ARCALYST; eligible patients are able to get ARCALYST for a copay of as low as $0

Access

- Kiniksa's goal is to maintain rapid and broad access to ARCALYST for patients with Recurrent Pericarditis, CAPS, and DIRA
- Payer mix for ARCALYST is largely **commercial (~70%)**
- Payer engagement has increased awareness of recurrent pericarditis and the differentiated value of ARCALYST
- The **Kiniksa OneConnect™** program is a personalized treatment support program for patients prescribed ARCALYST

Distribution

- ARCALYST is distributed **through a closed network of designated specialty pharmacies and the Veterans Affairs**
- The distribution network for ARCALYST was developed to provide a high and consistent level of patient support with broad access. Network pharmacies provide customized services to support patients

KINIKSA

CAPS = Cryopyrin-Associated Periodic Syndromes; DIRA = Deficiency of IL-1 Receptor Antagonist

15

$233.2M $122.5M $38.5M 1 $417.0M 2022 2023 2024 2025 2025 ARCALYST Net Product Sales Guidance Revenue guidance increased to $590 - $605M from $560 - $580M based on accelerated growth year - to - date 16 $590 - 605M Expected Net Product Sales 2021 1) 2021 = 9 months of availability (Q2 - Q4)

Kiniksa Operating Income from ARCALYST • Kiniksa is responsible for sales and distribution of ARCALYST in all approved indications in the United States. • Kiniksa’s license to ARCALYST includes worldwide rights * , excluding MENA, for all applications other than those in oncology and local administration to the eye or ear. • Kiniksa covers 100% of development expenses related to approval of additional indications. • Kiniksa evenly splits profits on ARCALYST sales and licensing proceeds with Regeneron. 17 Minus ARCALYST Marketing & Commercial Expenses that Exceeded Specified Limits (if any) Minus R&D Expenses for Additional Indications or Other Studies Required for Approval for ARCALYST Collaboration Expenses (Booked as a separate line item within OpEx) Minus 50% of ARCALYST Collaboration Operating Profit and 50% of ARCALYST Licensing Proceeds ARCALYST Collaboration Operating Profit Minus 100% of ARCALYST Regulatory & Certain Other Expenses Minus ARCALYST Marketing & Commercial Expenses (Subject to Specified Limits) Minus 100% of ARCALYST Field Force Expenses Minus 100% of Profit Split Eligible Cost of Goods Sold 3 ARCALYST Net Sales (CAPS + DIRA + Recurrent Pericarditis) 2 Summary of ARCALYST Profit Share Arrangement with Regeneron 1 1) Subject to description contained in definitive agreement; 2) Global net sales for CAPS, DIRA and recurrent pericarditis recognized as revenue on Kiniksa’s income statement; 3) Profit Split - Eligible Cost of Goods Sold = total cost of goods sold - amortization of Regeneron milestone payment. *Kiniksa exclusively licensed rights for the development and commercialization of ARCALYST in APAC (ex - Japan) to Huadong Medicine CAPS = Cryopyrin - Associated Periodic Syndromes; DIRA = Deficiency of the Interleukin - 1 Receptor Antagonist; MENA =Middle East and North Africa; APAC = Asia Pacific Region

DISEASE AREA: Recurrent pericarditis; painful and debilitating autoinflammatory cardiovascular disease SCIENTIFIC RATIONALE: Inhibition of IL - 1α and IL - 1β signaling well - established for the treatment for recurrent pericarditis 1 - 3 STATUS: Phase 1 SAD/MAD study ongoing; pivotal Phase 2/3 clinical trial to initiate in mid - 2025; dose - focusing (Phase 2) data expected in 2H 2026 ECONOMICS : Independently developed and wholly - owned RIGHTS: All indications worldwide KPL - 387 18 MONOCLONAL ANTIBODY IL - 1 RECEPTOR ANTAGONIST INHIBITING IL - 1α AND IL - 1β SIGNALING 1 ) Klein AL, Imazio M, Cremer P, et al . Phase 3 trial of interleukin - 1 trap rilonacept in recurrent pericarditis . N Engl J Med . 2021 ; 384 (1) : 31 - 41 ; ARCALYST (rilonacept) prescribing information 2021 ; 2 ) Arnold, D . D . , Yalamanoglu, A . , & Boyman, O . (2022) . Systematic review of safety and efficacy of IL - 1 - targeted biologics in treating immune - mediated disorders . Frontiers in immunology, 13 , 888392 ; 3 ) Dinarello CA, Simon A, van der Meer JWM . Treating inflammation by blocking interleukin - 1 in a broad spectrum of diseases . Nat rev drug Discov, 2012 ; 11 (8) ; 633 - 652 .

KPL-387: Independently Developed IL-1 Receptor Antagonist for the Treatment of Recurrent Pericarditis


IL-1β
IL-1α
KPL-387
IL1R1
IL1R3
MYD88
MYD88
MYD88
IKK/
NF-kB
MKK/JNK
p38
IKK/
NF-kB
MKK/JNK
p38
Transcription of inflammation, proliferation, and survival genes, e.g., IL-6, IL-1, TNFα
Gene regulation

KPL-387

- Fully human IgG2 **monoclonal antibody**
- **Binds to IL-1R1**, inhibiting both IL-1α & IL-1β cytokine-mediated signaling
- **IL-1 pathway inhibition is well-established** and **well-tolerated**
- **Monthly** dosing potential with **single subcutaneous injection** in **liquid formulation**

KINIKSA

IL-1R1 = interleukin-1 receptor 1; IL-1R3 = interleukin-1 receptor 3; IL-1α = interleukin-1 alpha; IL-1β = interleukin-1 beta; IgG2 = immunoglobulin G2; MYD88 = myeloid differentiation primary response 88; IKK = IkappaB kinase; NF-κB = nuclear factor-kappa B; MKK = mitogen-activated protein kinase kinase; JNK = jun N-terminal kinase; p38 = p38 mitogen-activated protein kinase; IL-6 = interleukin 6; TNFα = tumor necrosis factor-alpha

19

20 KPL - 387 Phase 1 SAD/MAD Study 3 mg (4 active/2 placebo) 2 30 mg (6 active/2 placebo) 4 100 mg (6 active/2 placebo) 5 300 mg (6 active/2 placebo) 6 600 mg (6 active/2 placebo) 7 10 mg (6 active/2 placebo) 3 1 mg (4 active/2 placebo) 1 SC Administration 300 mg (6 active/2 placebo) 10 1000 mg (6 active/2 placebo) 11 100 mg (6 active/2 placebo) 9 30 mg (6 active/2 placebo) 8 IV Administration 100 mg, q4wk, 12 wks 12 (6 active/2 placebo) 300 mg, q4wk, 12 wks 13 (6 active/2 placebo) 300 mg, q2wk, 12 wks 14 (6 active/2 placebo) SC Administration Enrollment: • Approximately 112 Subjects Population: • Healthy Volunteers Primary Endpoints: • Safety • Tolerability Key Secondary Endpoints: • Pharmacokinetics • ADA SAD = single ascending dose; MAD = multiple ascending dose; SC = subcutaneous; IV = intravenous; q2wk = every 2 weeks; q4wk = every 4 weeks; ADA = anti - drug antibodies First - in - human study evaluating safety, tolerability, pharmacokinetics, and immunogenicity Part A: Single Ascending Dose Cohorts (1 - 11) Part B: Multiple Ascending Dose Cohorts (12 - 14)

21 The Single - Dose PK of KPL - 387 Support the Monthly Dose Paradigm Topline data from KPL - 387 Phase 1 single ascending dose study KPL - 387 Pharmacokinetics (Subcutaneous Administration) in Healthy Volunteers PK = Pharmacokinetics

PK - Modeling and Dose Simulations for KPL - 387 Phase 2/3 RP Study 22 Target Concentration Pharmacokinetic modeling of KPL - 387 at the anticipated therapeutic dose supports the monthly dose paradigm

KPL-387 Phase 2/3 Recurrent Pericarditis Clinical Trial

Dose-Focusing

Population:
- Up to ~80 patients diagnosed with RP presenting at screening with a qualifying pericarditis episode despite treatment with conventional oral therapies.

Primary Efficacy Endpoint
- Time to Treatment Response[2]

Key Secondary Endpoints
- Time to Pain Response
- Time to CRP normalization (CRP ≤ 0.5 mg/dL)



R
1:1:1:1
300mg SC q2wk
300mg SC q4wk
100mg SC q2wk
100mg SC q4wk
LONG-TERM EXTENSION
Open-Label KPL-387 SC[3]
NSAIDs and/or colchicine[1]

Pivotal

Population:
- Up to ~85 patients diagnosed with RP presenting at screening with a qualifying pericarditis episode despite treatment with conventional oral therapies.



Blinded KPL-387 SC
Blinded KPL-387 SC
Blinded Placebo SC
LONG-TERM EXTENSION
Open-Label KPL-387 SC[3]
Single-Blind Run-In Period[4]
Event-Driven, Double-Blind, Placebo-Controlled, Randomized-Withdrawal Period
R
1:1
Primary Efficacy Endpoint
Time-to-first-adjudicated Pericarditis Recurrence[5]

1) KPL-387 will be administered in addition to conventional oral pericarditis medications (NSAIDs and/or colchicine) from baseline to Week 1, and then oral medications will be weaned off to achieve KPL-387 monotherapy by Week 2. Participants previously treated with glucocorticoids must have discontinued their use at least 72 hours prior to first study drug administration; 2) Treatment Response is defined as Pain Response (NRS score ≤ 2 on the 11-point daily pericarditis pain NRS) and at least one CRP level ≤ 0.5 mg/dL within 7 days before or after the Pain Response; 3) Up to 24 months or the time KPL-387 is approved for commercial use in that region to treat pericarditis; 4) Duration of the run-in period undisclosed in order to maintain study subjects blinded to the start of the randomized-withdrawal period; 5) Pericarditis Recurrence is defined as the time from randomization in the Randomized Withdrawal (RW) Period to the date of the first Pericarditis Recurrence for each participant. Only CEC-confirmed Pericarditis Recurrences will be considered as events for the primary efficacy analysis in the pivotal portion.
NSAID = non-steroidal anti-inflammatory drug; RP = recurrent pericarditis; CRP = C-reactive protein; NRS = numerical rating scale (for chest pain); R = randomization; SC = subcutaneous

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Financials First Quarter 2025

First Quarter 2025 Financial Results 25 Current Operating Plan Expected to Remain Cash Flow Positive on an Annual Basis 1) Subject to the terms of the definitive agreements between Kiniksa and Regeneron; 50% of ARCALYST Collaboration Operating Profit plus 50% of ARCALYST Licensing Proceeds; 2) Profit Split - Eligible Cost of Goods Sold = total cost of goods sold - amortization of Regeneron milestone payment 3) Revenue associated with ARCALYST Out - Licensing is included in Licensing and Collaboration Revenue Three Months Ended March 31, Income Statement 2024 2025 $78.9M $137.8M Product Revenue $1.0M $0.0M License and Collaboration Revenue $79.9M $137.8M Total Revenue $10.6M $17.9M Cost of Goods Sold $20.8M $43.8M Collaboration Expenses 1 $26.3M $19.3M Research and Development $38.7M $43.5M Selling, General and Administrative $96.4M $124.5M Total Operating Expenses $2.3M $2.3M Other Income ($3.4M) ($7.0M) Income Tax Benefit (Provision) ($17.7M) $8.5M Net Income (Loss) Three Months Ended March 31, Collaboration Expenses 1 2024 2025 $78.9M $137.8M ARCALYST Net Sales ($10.3M) ($17.6M) Profit Split - Eligible Cost of Goods Sold 2 ($28.4M) ($32.6M) Commercial, Marketing, Regulatory and Other Expenses $40.2M $87.6M ARCALYST Collaboration Operating Profit $20.1M $43.8M ARCALYST Collaboration Expense $0.7M $0.0M ARCALYST Out - Licensing 3 $20.8M $43.8M ARCALYST Collaboration Expense $0.0M $0.0M Other Collaboration Expenses $20.8M $43.8M Total Collaboration Expenses 1 December 31, 2024 March 31, 2025 Balance Sheet $243.6M $268.3M Cash, Cash Equivalents and Short - term Investments

Appendix Out - Licensing Agreements

27 Partnership with Huadong Medicine Gives Kiniksa Opportunity to Expand Footprint into Asia Pacific Region (Excluding Japan) • In February 2022, Kiniksa announced a strategic collaboration with Huadong to develop and commercialize ARCALYST in Greater China and multiple other countries in the Asia Pacific region, excluding Japan • In January 2025, Kiniksa received a $20M milestone payment, $10M of which will flow through to Regeneron, for the approval of ARCALYST in mainland China • Kiniksa remains eligible to receive specified sales - based milestones along with tiered royalty payments License Agreement with Roche Genentech for Global Rights to Develop and Commercialize Vixarelimab • Kiniksa has received $100 million in upfront and near - term payments: • $80 million, which was received following the transaction’s closing in Q3 2022 • $20 million, which was received following Kiniksa's last delivery of certain drug supplies to Genentech in Q1 2023 • Kiniksa is eligible to receive up to approximately $600 million in certain clinical, regulatory, and sales - based milestones, before fulfilling upstream financial obligations, of which approximately $570 million remains • Kiniksa is also eligible to receive royalties on annual net sales ranging from low - double digits to mid - teens, before fulfilling upstream financial obligations Out - Licensing Agreements

Appendix ARCALYST (rilonacept)

RHAPSODY Design

Event-Driven Pivotal Study

Median rilonacept treatment duration prior to the LTE (RI+RW) was 9 months (range, 3-14)

Long-Term Extension (LTE) (up to 24 months)


Loading Dose
320 mg SC
Randomization
1:1
Primary Efficacy Endpoint
Time-to-First-Adjudicated
Pericarditis-Recurrence
18 months after the most recent pericarditis event (qualifying or RW period)[b]
End of Treatment
End of Study
Screening Period
Run-In Period[a]
(12-week)
Double-Blind, Placebo-Controlled,
Randomized-Withdrawal (RW) Period
(Event Driven)
Blinded Rilonacept
160 mg SC weekly
Blinded Rilonacept 160 mg SC weekly
Blinded Placebo SC weekly
Open-Label Rilonacept
160 mg SC weekly
Continued Open-Label Rilonacept
Off-treatment Observation
Study Exit
Tapering of background pericarditis medications to monotherapy rilonacept
After closure of event-driven RW period, 15 patients still in RI transitioned directly to LTE instead of being randomized

[a] The duration of the run-in period was concealed from patients, so that they were blinded to the timing of randomization

[b] For each patient in the LTE, **a decision was made 18 months after the most recent pericarditis recurrence (Qualifying or RW period)** based on clinical status and one of the following actions was taken at the investigator's discretion:

- Continue rilonacept on-study

OR

- Suspend rilonacept treatment and remain on-study for observation (rilonacept rescue for recurrence allowed)

OR

- Discontinue the LTE completely (no further observation)

KINIKSA

Adapted from: Imazio M, Klein AL, et al. Prolonged Rilonacept Treatment in Rhapsody Long-term Extension Provided Persistent Reduction of Pericarditis Recurrence Risk. Poster 2223 (Presented at AHA Scientific Sessions 2022)

29

30 ARCALYST reduced the risk of pericarditis recurrence The primary efficacy endpoint was time to first adjudicated pericarditis recurrence in the randomized withdrawal period. The median time to recurrence on ARCALYST could not be estimated due to the low number of recurrences ● 2 of 30 of patients treated with ARCALYST had a recurrence ● The 2 pericarditis recurrences with ARCALYST occurred during temporary interruptions of 1 to 3 doses of ARCALYST The median time to recurrence on placebo was 8.6 weeks (95% CI: 4.0, 11.7) භ ● 74% (23 of 31) of patients treated with placebo experienced a recurrence at the time that the event - driven portion of the trial was closed Consistent with the expected washout pharmacokinetics of once - weekly ARCALYST at steady state 96% reduction in the risk of recurrent pericarditis (hazard ratio: 0.04; p <0.0001) 96% Reduction in Risk of Pericarditis Recurrence Pivotal Phase 3 RHAPSODY Data Sources: Klein AL, Imazio M, Cremer P, et al. Phase 3 trial of interleukin - 1 trap rilonacept in recurrent pericarditis. N Engl J Med. 2021;384(1):31 - 41; ARCALYST (rilonacept) prescribing information 2021

31 1) Imazio M, Klein AL, et al. Prolonged Rilonacept Treatment in Rhapsody Long - term Extension Provided Persistent Reduction of Pericarditis Recurrence Risk. Poster 2223 (Presented at AHA Scientific Sessions 2022). RHAPSODY Long - Term Extension Data Demonstrated Rilonacept Treatment Beyond 18 Months Resulted in Continued Treatment Response 1

Randomized Phase 2 Trial of Rilonacept in Cardiac Sarcoidosis

Collaborative study agreement with Mayo Clinic and The Johns Hopkins University

PROBE-design study to evaluate efficacy and safety of rilonacept over 24 weeks of treatment in participants with cardiac sarcoidosis[1]



D1/Week 0
Week 12
Week 24
Week 28
Diagnosis of Cardiac Sarcoidosis on Standard Therapy
Persistent Inflammation on PET Scan
1:1 (n=60)
Rilonacept + non-biologic standard therapy
Non-Biologic Standard Therapy alone
Safety F/U
PET Scan
PET Scan

Modified with permission from Mayo Clinic

Primary Efficacy Endpoint

- Change from baseline in number of segments with FDG uptake on cardiac FDG-PET scan at Week 24

Key Secondary Endpoints

- Change from baseline in number of segments with FDG uptake at Week 12
- Change from baseline in SUV_{Max} at Week 12
- Change from baseline in SUV_{Max} at Week 24
- Change from baseline in SPRS on FDG-PET scan at Week 24

1.) Mayo Clinic is the IND-holder (IND: 172350); Clinicaltrials.gov NCT06660732.

PROBE = prospective, randomized, open label, blinded endpoint; CS = cardiac sarcoidosis; SC = subcutaneous; FDG = flurodeoxyglucose; PET = positron emission tomography; SUV_{Max} = maximum standardized uptake value; SPRS = summed perfusion rest score; qwk = every week; F/U = follow-up.

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Appendix KPL - 387

KPL-387 Phase 2/3 Recurrent Pericarditis Clinical Trial

Phase 2: Dose-focusing study


DOSE-FOCUSING : TREATMENT PERIOD
(WEEKS 0-24)
Screening
R
1:1:1:1
KPL-387 300mg SC q2wk
KPL-387 300mg SC q4wk
KPL-387 100mg SC q2wk
KPL-387 100mg SC q4wk
LONG-TERM EXTENSION
(UP TO 24 MONTHS)2
NSAIDs and/or colchicine1
KPL-387 Monotherapy

Population:
- Up to ~80 patients diagnosed with RP presenting at screening with a qualifying pericarditis episode despite treatment with conventional oral therapies.

Phase 2 Primary Efficacy Endpoint
- Time to Treatment Response[3]

Phase 2 Key Secondary Endpoints
- Time to Pain Response
- Time to CRP normalization (CRP ≤ 0.5 mg/dL).

1) KPL-387 will be administered in addition to conventional oral pericarditis medications (NSAIDs and/or colchicine) from baseline to Week 1 and then weaned off pericarditis medications to achieve KPL-387 monotherapy by Week 2. Participants previously treated with glucocorticoids must have discontinued their use at least 72 hours prior to first study drug administration; 2) Up to 24 months or the time KPL-387 is approved for commercial use in that region to treat pericarditis; 3) Treatment Response is defined as Pain Response (NRS score ≤ 2 on the 11-point daily pericarditis pain NRS) and at least one CRP level ≤ 0.5 mg/dL within 7 days before or after the Pain Response.
NSAID = non-steroidal anti-inflammatory drug; RP = recurrent pericarditis; CRP = C-reactive protein; NRS = numerical rating scale (for chest pain); R = randomization; SC = subcutaneous

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KPL-387 Phase 2/3 Recurrent Pericarditis Clinical Trial

Phase 3: Pivotal study


R
1:1
Primary Efficacy Endpoint
Time-to-first-adjudicated Pericarditis Recurrence3
Screening Period
Single-Blind Run-In Period1
Event-Driven, Double-Blind, Placebo-Controlled, Randomized-Withdrawal Period
Long-Term Extension Treatment Period4
Blinded KPL-387 SC
Blinded KPL-387 SC
Blinded Placebo SC
Open-Label KPL-387 SC
Stabilization and tapering of background pericarditis medications to monotherapy KPL-3871
Clinical responders2 randomized 1:1 to monotherapy KPL-387 or placebo

Population:

- Up to ~85 patients diagnosed with RP presenting at screening with a qualifying pericarditis episode despite treatment with conventional oral therapies.

Primary Efficacy Endpoint

- Time-to-first-adjudicated Pericarditis Recurrence[3]

1) Duration of the run-in period undisclosed in order to maintain study subjects blinded to the start of the randomized-withdrawal period; 2) Clinical response defined as the weekly average of daily pericarditis pain ≤ 2.0 on the 11-point NRS and a CRP level ≤ 5.0mg/dL, while receiving monotherapy KPL-387 without a recurrence; 3) Pericarditis Recurrence defined as the time from randomization in the Randomized Withdrawal (RW) Period to the date of the first Pericarditis Recurrence for each participant. Only CEC-confirmed Pericarditis Recurrences will be considered as events for the primary efficacy analysis in the Phase 3 pivotal study; 4) Up to 24 months or the time KPL-387 is approved for commercial use in that region to treat pericarditis.

CEC = Clinical Endpoint Committee; CRP = C-reactive protein; NRS = numerical rating scale (for chest pain); R = randomization; SC = subcutaneous;

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Corporate Presentation JUNE 2025